EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C SECTION 1350)

In connection with the Quarterly Report of Global Future City Holding Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2017, as filed with the Securities and Exchange Commission (the “Report”), Michael Dunn, the Chief Financial Officer of our Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of our Company.

Date: May 22, 2017	By:	/s/ Michael R. Dunn
Michael R. Dunn, Chief Financial Officer (Principal Financial Officer)